UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nakamoto Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April [●], 2026

Dear Stockholder:

You are cordially invited to attend the 2026 special meeting of stockholders (the “Special Meeting”) of Nakamoto Inc., a Delaware corporation (“Nakamoto,” the “Company,” “we,” or “us”). The Special Meeting will be held on May 8, 2026, at 9:00 am Eastern Time. The Special Meeting will be a completely “virtual” meeting.

The purpose of the Special Meeting is as follows:

1.	To approve an amendment to our Amended Certificate of Incorporation to combine outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), into a lesser number of outstanding shares, by a ratio of not less than 1-for-20 and not more than 1-for-50, with the exact ratio to be set within this range by our board of directors in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal No. 1”).

2.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes in favor of Proposal 1 or if there are insufficient shares present to establish a quorum (the “Adjournment Proposal” or “Proposal No. 2”).

Please note that attendance at the Special Meeting will be limited to stockholders as of the close of business on March 31, 2026 (the “Record Date”) (or their authorized representatives) and guests of the Company. If you are a stockholder of record, proof of ownership may be established with a copy of the enclosed proxy card. If you hold your shares in street name through a broker, bank, or other nominee, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage statement or a letter from your nominee, and you must follow your nominee’s procedures to obtain a legal proxy if you wish to vote at the Special Meeting. You may wish to refer to page one of this proxy statement (the “Proxy Statement”) for information about voting your proxy, including voting at the Special Meeting. If you are unable to attend the Special Meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the Special Meeting, you may revoke the proxy and vote in person.

In accordance with the rules of the Securities and Exchange Commission, we have elected to provide our Proxy Statement and form of proxy card (collectively, the “Proxy Materials”) to our stockholders using the “full set delivery option” in connection with the Special Meeting, pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended. As a result, we are delivering to our stockholders paper copies of the Proxy Materials by mail. In addition to delivery of the Proxy Materials to our stockholders, we will post the Proxy Materials on a publicly accessible website and provide information to our stockholders about how to access the website. The Proxy Statement is dated [●], 2026 and is first being mailed to stockholders on or about [●], 2026.

Your vote is important. Whether or not you are able to attend the Special Meeting, please vote electronically, or please complete, sign, date, and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote if I am a stockholder of record entitled to vote at the Special Meeting?” in the Proxy Statement for more details.

Sincerely,

David Bailey
Chief Executive Officer and Chairman of the Board

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NAKAMOTO INC.
300 10th Ave South
Nashville, TN 37203
(615) 676-8668

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on May 8, 2026 at 9:00 a.m. Eastern Time

When	May 8, 2026 at 9:00 a.m. Eastern Time.

Where	Virtually at https://meeting.vstocktransfer.com/NAKAMOTOMAY26.

Proposal 1

To approve an amendment to our Certificate of Incorporation to combine outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), into a lesser number of outstanding shares, by a ratio of not less than 1-for-20 and not more than 1-for-50, with the exact ratio to be set within this range by our board of directors (the “Board of Directors”) in its sole discretion (the “Reverse Stock Split”).

The Board of Directors recommends a vote “FOR” this proposal.

Proposal 2

To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes in favor of Proposal 1 or if there are not sufficient shares of Common Stock present to establish a quorum.

The Board of Directors recommends a vote “FOR” this proposal.

Who Can Vote	Only owners of record of the Company’s issued and outstanding Common Stock as of the close of business on March 31, 2026. Each share of Common Stock is entitled to one vote.

Date of Mailing	A printed copy of the proxy statement and proxy card (collectively, the “Proxy Materials”) are first being mailed to stockholders of record entitled to receive notice of the Special Meeting on or about [●], 2026.

PLEASE PROMPTLY FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING.

If your shares are held in the name of a third-party brokerage firm, nominee, or other institution, only that third party may vote your shares. In that case, please promptly contact the third party responsible for your account and give instructions on how your shares should be voted.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, it is important that your shares be represented and voted, whether or not you plan to attend the Special Meeting. If you are the registered holder of your shares and are receiving a paper copy of the Proxy Materials, you may vote by completing and mailing the proxy card enclosed with the proxy statement. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy. Mailing a proxy card will ensure your shares are represented at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of 10 days ending on the day before the Special Meeting during ordinary business hours at our principal place of business at 300 10th Ave South, Nashville, TN 37203, or on a reasonably accessible electronic network as provided by the Company. During the Special Meeting, such list will also be available for examination by clicking the “Resources” button on the screen during the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

David Bailey
Chief Executive Officer and Chairman of the Board

Dated [●], 2026

ii

iii

NAKAMOTO INC.
300 10th Ave South,
Nashville, TN 37203
(615) 676-8668

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 8, 2026

This proxy statement (the “Proxy Statement”) and proxy card (together with the Proxy Statement, the “Proxy Materials”) are furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Nakamoto Inc., a Delaware corporation (the “Company,” “we,” and “us”), for use at the Company’s 2026 special meeting of stockholders (the “Special Meeting”) to be held on May 8, 2026 at 9:00 a.m. Eastern Time, and any postponement or adjournment(s) thereof. This Proxy Statement and related materials were first made available to stockholders of record entitled to receive notice of the Special Meeting on or about [●], 2026.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors is soliciting proxies for the Special Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone. We have engaged Sodali & Co, a proxy solicitation firm (“Sodali”) to assist us with the solicitation of proxies for the Special Meeting. We expect to pay Sodali approximately $20,000, plus out-of-pocket expenses, for its services.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

1.	What are Proxy Materials?

A proxy statement is a document that includes information that we are required to provide to you under the rules promulgated by the United States Securities and Exchange Commission (the “SEC”), and is designed to assist you in voting shares (your “shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) at the Special Meeting. The Proxy Materials include our Proxy Statement and a proxy card or a voting instruction card for the Special Meeting.

This Proxy Statement contains information about the Special Meeting and was prepared by our management. We delivered to our stockholders paper copies of the accompanying Proxy Materials by mail. In addition to delivery of the Proxy Materials to our stockholders, we will post the Proxy Materials on a publicly accessible website and provide information to our stockholders about how to access the website. The Proxy Statement is dated [●], 2026 and is first being mailed to stockholders of record on or about [●], 2026. As a stockholder of record, you are invited to attend our virtual Special Meeting online and are requested to vote on the items of business described in this Proxy Statement.

2.	When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

We anticipate on or about [●], 2026, we will begin mailing the Proxy Materials or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form will be mailed and made available to stockholders on the Internet on or about the same date.

3.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, VStock Transfer, LLC, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

4.	Why did I receive a full set of the Proxy Materials, instead of a Notice of Internet Availability of Proxy Materials?

We are using the “Full Set Delivery” method of providing Proxy Materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Materials, as well as providing access to those Proxy Materials on a publicly accessible website. The Proxy Materials, and the other Special Meeting materials are available on the internet at https://ts.vstocktransfer.com/irhlogin/I-NAKAMOTOINC. Please note that, while our Proxy Materials are available at https://ts.vstocktransfer.com/irhlogin/I-NAKAMOTOINC, no other information contained on such website is incorporated by reference in or considered to be a part of this Proxy Statement.

5.	I share an address with another stockholder. Why did we receive only one copy of the Proxy Materials and how may I obtain an additional copy of the Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy proxy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies. A number of brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single copy of the Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Proxy Materials, please notify your broker. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize their broker to discontinue mailings of multiple annual reports and Proxy Materials by contacting their broker.

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6.	How do I attend the Special Meeting virtually?

We will host the Special Meeting live online via audio webcast. Any stockholder can attend the Special Meeting live online by registering in advance at https://meeting.vstocktransfer.com/NAKAMOTOMAY26. The webcast will start at 9:00 am Eastern Time. Stockholders may vote and submit questions while attending the Special Meeting online. We encourage you to access the Special Meeting prior to the start time to allow ample time to complete the online check-in process. If you encounter any difficulties accessing the Special Meeting during the check-in or Special Meeting time, please call the technical support number that will be provided on the log-in page.

7.	How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the Special Meeting during the check-in or Special Meeting time, please call the technical support number that will be provided on the log-in page.

8.	Why is the Special Meeting a virtual, online meeting?

Our Special Meeting will be a virtual meeting of stockholders conducted via live audio webcast. By conducting our Special Meeting solely online, we eliminate many of the costs associated with a physical meeting. In addition, we believe that hosting a virtual meeting facilitates stockholder attendance and broader participation by enabling stockholders to participate from any location around the world. We believe a virtual meeting also improves our ability to communicate more effectively with our stockholders during the Special Meeting. We have designed the virtual meeting to provide you with the same rights to participate as you would have at an in-person meeting, including providing opportunities to submit questions during the Special Meeting.

9.	When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on March 31, 2026 (the “Record Date”).

10.	How many votes can be cast by all stockholders?

There were 690,018,254 shares of our Common Stock, outstanding on the Record Date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each stockholder of record is entitled to one vote for each share of our Common Stock held by such stockholder. There are no cumulative voting rights. None of our shares of undesignated preferred stock were outstanding as of the Record Date.

11.	What items of business will be voted on at the Special Meeting? How does the Board of Directors recommend I vote on these items and what are the voting standards?

Proposal	Voting Options	Vote Required to Adopt Proposal	Effect of Abstentions or Withheld Votes	Effect of “Broker Non-Votes”	Board Recommendation
Proposal 1: To approve an amendment to our Certificate of Incorporation to combine outstanding shares of our Common Stock, into a lesser number of outstanding shares, by a ratio of not less than 1-for-20 and not more than 1-for-50, with the exact ratio to be set within this range by our Board of Directors in its sole discretion.	For, against, or abstain.	The affirmative vote of a majority of the votes cast by stockholders present or represented by proxy at the Special Meeting and entitled to vote on the matter.	No effect.	No effect.	FOR the reverse stock split.

Proposal 2: To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum.	For, against, or abstain.	The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter.	Same effect as a vote against.	No effect.	FOR the adjournment.

12.	Who is entitled to vote at the Special Meeting?

Only stockholders of record of our Common Stock at the close of business on the Record Date are entitled to vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. If you are a holder of record of our Common Stock as of the Record Date, you may vote the shares that you held on the Record Date even if you sell such shares after the Record Date. Each stockholder of record is entitled to one vote per share of Common Stock. On the Record Date, there were 690,018,254 shares of Common Stock issued and outstanding.

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Registered Stockholders. The Proxy Materials were provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals appointed by the Board of Directors to act as proxies at the Special Meeting and listed on the proxy card or to vote virtually at the Special Meeting.

Beneficial Stockholders. The Proxy Materials were forwarded to you by your broker or nominee. Your broker or nominee is considered the stockholder of record of your shares, and you are considered to hold your shares in “street name.” Beneficial owners are also invited to virtually attend the Special Meeting. However, since you are not a stockholder of record, you may not vote your shares virtually at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee will provide a voting instruction card for you to use.

13.	How do I cast my vote if I am a stockholder of record entitled to vote at the Special Meeting?

Voting by Mail or Electronically in Advance of the Special Meeting

Please MARK, SIGN, DATE, AND RETURN your proxy card in the postage-paid envelope. If you are voting on the Internet, have the control number from your proxy card ready, and please do not mail your proxy card.

Proxies submitted over the Internet must be received by 11:59 p.m. Eastern Time, on May 7, 2026. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Special Meeting in the manner that you have indicated. The persons named in the form of proxy (David Bailey, Amanda Fabiano, and Kyle Simon) have advised that they will vote all shares represented by proxy unless authority to vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” the reverse stock split and “FOR” the approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum. If any other matters properly come before the Special Meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker will not have the authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares only on routine matters, but not on non-routine matters. Both Proposal 1 (the Reverse Stock Split Proposal) and Proposal 2 (the Adjournment Proposal) are non-routine matters (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for either of these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly.

Voting at the Special Meeting. Although we encourage you to complete and return a proxy prior to the Special Meeting to ensure that your vote is counted, you can virtually attend the Special Meeting by registering in advance at https://meeting.vstocktransfer.com/NAKAMOTOMAY26 .. If you are a registered holder of your shares and wish to vote during the Special Meeting, please click the “Resources” button on your screen and follow the listed URL during the Special Meeting to vote. If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the Special Meeting, you must obtain a legal proxy from your broker, bank or other nominee and submit it, along with a completed voting document indicating your votes, to the inspector of election at “vote@vstocktransfer.com” prior to the Special Meeting. The procedures for voting online, by mail, and virtually at the Special Meeting comply with Delaware law and are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

14.	Is there a deadline for submitting proxies electronically or by mail?

Yes. Proxies submitted electronically as described above must be submitted by 11:59 p.m. EDT on May 7, 2026.

Proxies submitted by mail must be received before the polls close at the Special Meeting on May 8, 2026.

Each valid proxy received in time will be voted at the Special Meeting in accordance with your instructions, regardless of the submission method used.

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15.	What can I do if I change my mind after I vote my shares? Can I revoke my proxy?

At any time prior to the completion of voting at the Special Meeting, you may change your vote either by:

●	giving written notice to our Secretary revoking your proxy;

●	submitting a later-dated proxy or electronically before 11:59 p.m. EDT on May 7, 2026;

●	delivering a later-dated mailed proxy received before the polls close at the Special Meeting on May 8, 2026; or

●	voting online at the Special Meeting.

16.	What if I am a stockholder of record entitled to vote at the Special Meeting and do not specify a choice for a matter when returning a proxy?

All proxies properly submitted pursuant to this solicitation and not revoked will be voted at the Special Meeting in accordance with the directions given. If you properly submit a proxy, but do not provide specific voting instructions, your shares will be voted:

(1)	FOR the Reverse Stock Split Proposal; and

(2)	FOR the Adjournment Proposal.

If you have returned a signed and completed proxy card and other matters are properly presented at the Special Meeting for consideration, the proxy holders appointed by our Board of Directors (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote your shares on those matters for you.

17.	What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

Under the rules of the Nasdaq Stock Market LLC (“Nasdaq”), if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on only routine matters, but not on non-routine matters.

As such, if your shares are held in an account at a bank or brokerage firm and you do not provide voting instructions, the bank or brokerage firm will not be permitted to vote your shares with respect to either Proposal 1 (the Reverse Stock Split Proposal) or Proposal 2 (the Adjournment Proposal), since these proposals are considered to be non-routine matters under Nasdaq rules. Accordingly, your broker, bank or other nominee will not be able to vote your shares on either proposal unless you provide instructions as to how your shares should be voted. If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the Special Meeting, you must obtain a legal proxy from your broker, bank or other nominee and submit it, along with a completed voting document indicating your votes, to the inspector of election at “vote@vstocktransfer.com” prior to the Special Meeting. If you do not submit these documents, you will not be able to vote your shares at the Special Meeting. However, you are still encouraged to vote your shares prior to the Special Meeting as described above.

18.	How is a quorum reached?

Our Amended and Restated Bylaws (the “Bylaws”), provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Under the General Corporation Law of the State of Delaware (the “DGCL”), shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 690,018,254 shares of Common Stock outstanding and entitled to vote on March 31, 2026, our Record Date. Therefore, a quorum will be present if 345,009,128 shares of our Common Stock are present in person or represented by executed proxies timely received by us at the Special Meeting. Shares present virtually during the Special Meeting will be considered shares of Common Stock represented in person at the meeting.

19.	What is a “broker non-vote” and how will abstentions and broker non-votes be treated?

A “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal, because the broker does not have authority to vote on the non-discretionary item (i.e., Proposal 1 and Proposal 2) and has not received voting instructions from its client. Broker non-votes, withheld votes, and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether a quorum is present.

Proposal 1 (the Reverse Stock Split Proposal) requires the affirmative vote of a majority of the votes cast by stockholders present or represented by proxy at the Special Meeting and entitled to vote on the matter. Abstentions and broker non-votes will have no effect on Proposal 1.

Proposal 2 (the Adjournment Proposal) requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal 2. Broker non-votes, if any, will have no effect on Proposal 2.

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20.	Who will count the vote?

A representative of VStock Transfer, LLC will tabulate the votes and act as inspector of election.

21.	May I see a list of stockholders entitled to vote as of the Record Date?

Yes. A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of 10 days ending on the day before the Special Meeting during ordinary business hours at our principal place of business at 300 10th Ave South, Nashville, TN 37203, or on a reasonably accessible electronic network as provided by the Company. During the Special Meeting, such list will also be available for examination at the Special Meeting by clicking the “Resources” button on the screen during the Special Meeting.

22.	Who will pay the cost of solicitation?

We will pay the cost of soliciting proxies for the Special Meeting. Proxies may be solicited by our employees and directors, without additional compensation, in person, or by mail, courier, telephone, email, or facsimile. The Board of Directors deemed it necessary and in the best interests of the Company to retain Sodali & Co, a proxy solicitation firm, to solicit proxies for the Special Meeting for approximately $20,000, plus out-of-pocket expenses, all of which will be paid by the Company.

We may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of our shares held of record by such persons. We may reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

23.	How can I know the voting results?

We will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

24.	How can I access the Proxy Statement?

This Proxy Statement and the form of proxy card are available at https://ts.vstocktransfer.com/irhlogin/I-NAKAMOTOINC.

Registered Stockholders. The Proxy Materials were provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals appointed by the Board of Directors to act as proxies at the Special Meeting and listed on the proxy card or to vote virtually at the Special Meeting.

Beneficial Stockholders. The Proxy Materials were forwarded to you by your broker or nominee. Your broker or nominee is considered the stockholder of record of your shares, and you are considered to hold your shares in “street name.” Beneficial owners are also invited to virtually attend the Special Meeting. However, since you are not a stockholder of record, you may not vote your shares virtually at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee will provide a voting instruction card for you to use.

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OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” WITH RESPECT TO THE REVERSE STOCK SPLIT PROPOSAL LISTED BELOW.

PROPOSAL NO. 1 - REVERSE STOCK SPLIT PROPOSAL

Overview

The Board of Directors has approved and declared advisable an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, a so-called “Reverse Stock Split.” If approved by the stockholders as proposed, the Board of Directors would have the sole discretion to (i) effect the Reverse Stock Split at any time after approval of such amendment but no later than the one year anniversary of such approval and (ii) to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-20 and not more than 1-for-50. The Board of Directors would also have the discretion to abandon the Reverse Stock Split prior to its effectiveness. The Board of Directors is hereby soliciting stockholder approval for the Reverse Stock Split Proposal.

If approved by our stockholders, the Reverse Stock Split would permit (but not require) the Board of Directors to, at any time prior to the one year anniversary of such approval, effect a reverse stock split of the outstanding shares of our Common Stock, into a lesser number of outstanding shares, by a ratio of not less than 1-for-20 and not more than 1-for-50, with the specific ratio to be fixed within this range by the Board of Directors in its sole discretion without further stockholder approval. We believe that enabling the Board of Directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the ratio, the Board of Directors may consider, among other things, factors such as: the historical trading price and trading volume of our Common Stock; the number of shares of our Common Stock outstanding; the then-prevailing trading price and trading volume of our Common Stock; the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of a Certificate of Amendment, or at such later time as specified in the Certificate of Amendment, setting forth the Reverse Stock Split (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, or at the later time set forth in the Certificate of Amendment. The exact timing of the amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to this proxy statement. Any amendment to our Certificate of Incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the Board of Directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to increase the per-share trading price of our Common Stock to meet the Nasdaq Global Market’s continued listing requirements, which requires, among other things, that our Common Stock have a per share bid price that is greater than or equal to $1.00 per share. On April 6, 2026, the closing price for our Common Stock on the Nasdaq Global Market was $0.22 per share. The Company may regain compliance with Nasdaq’s minimum bid price requirement without effecting the Reverse Stock Split if the bid price of our Common Stock closes at or above $1.00 per share for a sufficient period. However, the Board of Directors believes that approval of the Reverse Stock Split Proposal would provide the Company with additional flexibility to address the minimum bid price requirement if necessary. The Board of Directors also believes that a higher stock price may help generate investor interest in our Company and increase investor confidence in our ability to meet the continued listing requirements of the Nasdaq Global Market.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, the Board of Directors also believes this increase may increase trading volume in our Common Stock and facilitate future financings by us.

Our Board of Directors strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board of Directors recommends that our stockholders approve the Reverse Stock Split Proposal to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Special Meeting, including for the reasons discussed below.

Nasdaq Listing Requirements

Our Common Stock is currently listed on the Nasdaq Global Market under the symbol “NAKA.” As previously disclosed, on December 10, 2025, we received a notice from the Listing Qualifications staff of the Nasdaq that because the closing bid price for our Common Stock had fallen below $1.00 per share for 30 consecutive business days, we no longer complied with the minimum bid price requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”).

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we had been provided an initial compliance period of 180 calendar days, or until June 8, 2026 (the “Initial Compliance Deadline”), to regain compliance with the Bid Price Rule. To regain compliance, the closing bid price of our Common Stock must have met or exceeded $1.00 per share for a minimum of 10 consecutive business days prior to the Initial Compliance Deadline. There can be no assurance that we will be able to regain compliance with the Bid Price Rule by the Initial Compliance Deadline, and we may not be able to do so without effecting the Reverse Stock Split. The notice from Nasdaq also stated that, in the event the Company does not regain compliance within the initial 180-day period, the Company might be eligible for an additional 180-day period to do so by transferring to the Nasdaq Capital Market as described in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our Common Stock will be subject to delisting. We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

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If the Reverse Stock Split is not approved, there may be serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to comply with the listing requirements of Nasdaq and maintain our listing. Our shares may then be quoted on the OTCQX or other small trading markets, which are generally considered to have less volume and be less efficient markets. We believe an investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons. In that event, the Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of the Record Date, our Common Stock closed at $0.22 per share on the Nasdaq Global Market. The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq. However, we cannot assure you that the price of our Common Stock will not decline after the Reverse Stock Split. Under new Nasdaq Rule 5810(c)(3)(A)(iv), if the price of our Common Stock fails to satisfy the $1.00 minimum bid price requirement for a 30 consecutive trading day period within one year after effectiveness of the Reverse Stock Split or if we have effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then we shall not be eligible for any compliance period specified in Rule 5810(c)(3)(A), and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to that security. The Common Stock would then be subject to delisting by Nasdaq without any opportunity for a cure period.

Address the Negative Effects of a Low Stock Price

We believe that the low market price of our Common Stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, and investment funds may also be reluctant to invest in such securities, which reduces the number of potential purchasers of our Common Stock. Moreover, the low market price of our Common Stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect the Reverse Stock Split, and thereby increase the price of our Common Stock, would give the Board of Directors the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security

The Board of Directors believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock.

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share will achieve the $1.00 minimum bid price requirement for a sufficient period for our Common Stock to be approved for continued listing by Nasdaq;

●	we would otherwise meet the listing requirements that would allow continued listing of our Common Stock on Nasdaq;

●	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the effective time of the Reverse Stock Split (the “Effective Time”);

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower-priced stocks;

●	the Reverse Stock Split will result in a per share price that will increase the ability of us to attract and retain employees; or

●	the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares.

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In addition, the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock. The Reverse Stock Split will therefore effectively increase the number of shares of Common Stock that we are able to issue. The Board of Directors may authorize the issuance of the remaining authorized and unissued shares of Common Stock without further stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Certificate of Incorporation, applicable law, or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock.

We may at times determine additional capital funding is required and we believe that this effective increase will facilitate future capital fundraising on our part. Some investors may find the Common Stock more attractive if the Reverse Stock Split is effected with additional assurance that we are unlikely to be limited in our ability to access needed capital by the number of shares of our Common Stock authorized for issuance. However, other investors may find the Common Stock a less attractive investment with the knowledge that additional dilution of the Common Stock is possible.

Furthermore, on August 26, 2025, the Company entered into an at-the-market offering program under which it may offer and sell shares of Common Stock from time to time having an aggregate gross sales price of up to $5,000,000,000. The existence of this program, together with the increase in authorized but unissued shares resulting from the Reverse Stock Split, could result in additional dilution to existing stockholders.

The market price of our Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of us may be greater than would occur in the absence of the Reverse Stock Split.

In evaluating the Reverse Stock Split, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

Reverse Stock Split Range

In order to provide flexibility, the Board of Directors is seeking stockholder approval for a range of reverse split ratios of not less than 1-for-20 and not more than 1-for-50.

We believe that enabling the Board of Directors to set the exact reverse split ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the exchange ratio, the Board of Directors will consider factors such as:

●	the total number of shares of Common Stock outstanding;

●	the Nasdaq Global Market requirements for the continued listing of our Common Stock;

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume for our Common Stock;

●	the anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock;

●	potential financing opportunities; and

●	prevailing general market and economic conditions.

Reducing the number of outstanding shares of our Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual ratio of, the Reverse Stock Split within the range of ratios specified in this Proposal No. 1 and within one year after the date of the Special Meeting. The Board of Directors may also determine that the Reverse Stock Split is no longer in the best interests of our Company and our stockholders and decide to abandon the Reverse Stock Split at any time before May 8, 2027, during or after the Special Meeting and prior to its effectiveness, without further action by the stockholders.

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The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the reverse stock split. This would have the effect of increasing the number of shares of Common Stock available for issuance. As of the Record Date, the number of authorized shares of our Common Stock was 10,000,000,000 shares, which will not be affected by the Reverse Stock Split.

The additional available shares would be available for issuance from time to time at the discretion of the Board of Directors when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. There are no preemptive rights relating to the Common Stock. As such, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Stock Split based on 690,018,254 shares of the Common Stock outstanding as of the Record Date.

	Current	After Reverse Stock Split if 1-for-20 is Selected(1)	After Reverse Stock Split if 1-for-30 is Selected(1)	After Reverse Stock Split if 1-for-40 is Selected(1)	After Reverse Stock Split if 1-for-50 is Selected(1)
Authorized Shares of
Common Stock	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Authorized Shares of
Preferred Stock	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Shares of Common Stock
issued and outstanding	690,018,254	34,500,913	23,000,608	17,250,456	13,800,365
Common Stock issuable upon exercise of Common Stock options	78,714,493	3,935,725	2,623,816	1,967,862	1,574,290
Common Stock issuable upon vesting of restricted stock units	17,636,822	881,841	587,894	440,921	352,736
Common Stock issuable upon exercise of prefunded warrants	61,704,975	3,085,249	2,056,833	1,542,624	1,234,100
Common Stock issuable upon exercise of tradable warrants	384,936	19,247	12,831	9,623	7,699
Common Stock issuable upon exercise of non-tradable warrants	101,783	5,089	3,393	2,545	2,036
Common Stock issuable upon expiration of holdback periods under Merger Agreements	27,483,604	1,374,180	916,120	687,090	549,672
Common Stock issuable upon delivery of letters of transmittal under BTC Merger Agreement	16,678,652	833,933	555,955	416,966	333,573
Common Stock reserved under 2025 equity incentive plan	40,872,722	2,043,636	1,362,424	1,021,818	817,454
Common Stock reserved under 2022 equity incentive plan	436,504	21,825	14,550	10,913	8,730

(1) Excludes the effect of fractional share treatment.

As of the Record Date, we had 690,018,254 shares of Common Stock issued and outstanding, which shares exclude the following:

●	78,714,493 shares of our Common Stock issuable upon exercise of stock options outstanding;

●	17,636,822 shares of our Common Stock reserved for issuance upon vesting of restricted stock units;

●	61,704,975 shares of Common Stock reserved for issuance upon the exercise of outstanding pre-funded warrants;

●	384,936 shares of Common Stock reserved for issuance upon the exercise of outstanding tradable warrants;

●	101,783 shares of Common Stock issuable upon exercise of outstanding non-tradable warrants;

●	27,483,604 shares issuable upon the expiration of the holdback periods contemplated by (i) that certain Agreement and Plan of Merger (the “BTC Merger Agreement”) with BTC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Nakamoto, BTC Inc., a Delaware corporation (“BTC”), and the stockholder representative party thereto and (ii) that certain Agreement and Plan of Merger by and among Nakamoto, UTXO GP Merger Sub, LLC, a Tennessee limited liability company and a wholly-owned subsidiary of Nakamoto, UTXO Management GP, LLC, a Tennessee limited liability company, David Bailey, in his individual capacity, Tyler Evans, in his individual capacity, and the equityholder representative party thereto (together with the BTC Merger Agreement, the “Merger Agreements”);

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●	16,678,652 shares issuable upon delivery of letters of transmittal from BTC stockholders pursuant to the BTC Merger Agreement;

●	40,872,722 shares of Common Stock reserved for future issuance under our 2025 equity incentive plan, and

●	436,504 shares of Common Stock reserved for future issuance under our 2022 equity incentive plan.

As of the Record Date, we have no shares of preferred stock outstanding, which will not change with the effectiveness of the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Effective Time, if approved by stockholders and implemented by us, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. If the Reverse Stock Split Proposal is approved and the Board of Directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Certificate of Amendment will be determined by our Board of Directors.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board of Directors, in its sole discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the Board of Directors to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of us and our stockholders.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares of our Common Stock held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares of our Common Stock electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares of our Common Stock electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive cash in lieu of such fractional share.

Effect of the Reverse Stock Split on Outstanding Stock Options, Pre-Funded Warrants, Tradable and Non-Tradable Warrants

Based upon the reverse stock split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise of all outstanding Common Stock options, pre-funded warrants, tradable warrants, non-tradable warrants, and equity plans entitling the holders to purchase shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such Common Stock options, pre-funded warrants, tradable warrants, non-tradable warrants, and equity plans upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Effect of the Reverse Stock Split on Equity Plans

The Company has two equity plans under which it offers equity incentive compensation to the Company’s directors, officers, employees, and service providers: (i) the 2025 equity incentive plan (“2025 Plan”) and the 2022 equity incentive plan (the “2022 Plan”, together with the 2025 Plan, the “Equity Plans”).

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The 2025 Plan

The 2025 Plan provides for proportionate adjustments to the number of shares of Common Stock subject to the 2025 Plan in the event of a reverse stock split. Pursuant to Section 14.2(a) and Section 14.2(c) of the 2025 Plan, in the event of any stock split, combination or exchange of shares, or other change affecting the shares of Common Stock, the administrator of the 2025 Plan (the “2025 Plan Administrator”) may make equitable adjustments to the aggregate number and kind of shares of Common Stock that may be issued under the 2025 Plan (including the number of shares that may be issued as incentive stock options), the number and kind of shares of Common Stock subject to outstanding awards, the terms and conditions of outstanding awards (including any applicable performance targets or criteria), and the grant or exercise price per share for any outstanding awards. In the case of an Equity Restructuring (as defined in the 2025 Plan), which includes a stock split, such adjustments to the number and type of securities subject to each outstanding award and the exercise price or grant price thereof shall be nondiscretionary and final and binding. As of the Record Date, the Company had 137,636,299 shares of Common Stock reserved for issuance pursuant to the 2025 Plan, consisting of (i) 96,763,577 shares subject to previously granted awards and (ii) 40,872,722 shares remaining available for grant.

With respect to outstanding, unexercised awards, including options and stock appreciation rights, the Reverse Stock Split will result in a proportionate reduction in the number of shares subject to each such award and a corresponding increase in the applicable exercise price per share based on the ultimate Reverse Stock Split ratio, such that the aggregate exercise price payable upon full exercise remains substantially unchanged. In the case of restricted stock units, performance stock units, restricted stock, performance stock and other stock-based awards, the Reverse Stock Split will result in a proportionate adjustment to the number of shares or units subject to such awards.

Should the Reverse Stock Split be effected, the 2025 Plan provides for proportionate adjustments to the number of shares available for issuance and available for grant (including the maximum number of shares issuable as incentive stock options), and, as applicable, proportionate adjustments to the shares awarded and the exercise price, grant price, or purchase price relating to awards under the 2025 Plan. Any fractional shares resulting from such adjustments shall be treated in accordance with the 2025 Plan Administrator discretion as provided under Section 12.4(d) of the 2025 Plan.

The 2022 Plan

The 2022 Plan provides for proportionate adjustments to the number of shares of Common Stock subject to the 2022 Plan in the event of a reverse stock split. Pursuant to Section 3.9 of the 2022 Plan, the total number of shares with respect to which awards may be granted, the maximum number of shares issuable as incentive stock options (the “ISO Limit”), and rights of outstanding awards (both as to the number of shares subject to outstanding awards and the exercise price or other purchase price of such shares, as applicable) shall be appropriately adjusted for any change in the number of outstanding shares of Common Stock resulting from a stock split or combination of shares. As of the Record Date, the Company had 1,217,866 shares of Common Stock reserved for issuance pursuant to the 2022 Plan, consisting of (i) 781,362 shares subject to previously granted awards and (ii) 436,504 shares remaining available for grant.

With respect to outstanding, unexercised stock options (whether incentive stock options or nonqualified stock options), the Reverse Stock Split will result in a proportionate reduction in the number of shares subject to each such option and a corresponding increase in the per-share exercise price, in each case based on the Reverse Stock Split ratio ultimately selected by the Board of Directors, such that the aggregate exercise price payable upon full exercise remains substantially unchanged. Outstanding restricted stock, common stock awards and performance-based shares will similarly be subject to proportionate adjustment in the number of shares or units subject to such awards. The administrator of the 2022 Plan has the discretion to eliminate any fractional shares that might otherwise result from such adjustments.

Should the Reverse Stock Split be effected, the 2022 Plan provides for proportionate adjustments to the number of shares available for issuance and available for future grant (including the ISO Limit of 150,000 shares), and, as applicable, proportionate adjustments to the shares awarded and the exercise price, grant price, or purchase price relating to awards under the 2022 Plan. All adjustments made in respect of incentive stock options shall be made so that such options continue to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

Accordingly, if this proposal is approved by the stockholders and the Reverse Stock Split is implemented by the Board of Directors, upon the filing of an amendment in the form attached as Annex A to our Certificate of Incorporation with the Delaware Secretary of State, the number of all outstanding equity awards, including restricted stock units, the number of shares available for issuance and available for grant and the exercise price, grant price or purchase price relating to any award under the Company’s 2025 Plan and 2022 Plan will be proportionately adjusted using the split ratio selected by the Board of Directors.

Potential Effects of the Reverse Stock Split

If our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the number of shares of Common Stock authorized and issued and outstanding will be reduced due to the Reverse Stock Split, depending upon the ratio determined by the Board of Directors. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except that as described above in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive the Fractional Share Payment (as defined below in the Certificate of Amendment) automatically and without any action by the holder. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock will remain fully paid and non-assessable. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to our compliance with applicable continued listing requirements, our Common Stock will continue to be listed on the Nasdaq Global Market and traded under the symbol “NAKA,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that a Reverse Stock Split has occurred. If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

In addition, a Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of us more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our Board of Directors could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board of Directors, or the shares could be available for potential issuance pursuant to a stockholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise (nor is our Board of Directors currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock. As a result, at the Effective Time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source;

●	or a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This summary is based upon current provisions of the Code, existing Treasury Regulations, and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the Internal Revenue Service (the “IRS”) has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

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No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders that: (i) are subject to special tax rules such as dealers, brokers, and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar.

In addition, the following discussion does not address state, local, or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion generally assumes that for U.S. federal income tax purposes, the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction.

General

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor, reduced by the amount of such basis that is allocated to any fractional share of our Common Stock, as discussed below. The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. The deductibility of capital losses is subject to limitations.

Payments of cash made in lieu of a fractional share of our Common Stock may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, each U.S. Holder of our Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such U.S. Holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

THE FOREGOING IS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE TAX ADVICE. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS TAX ADVISOR REGARDING THE TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

Amendment Effective Date

If the proposed amendment to the Certificate of Incorporation as described in this Proposal No. 1 is approved by the stockholders, upon the Board of Directors’ determination, if any, to effectuate the Reverse Stock Split and of the ratio (within the range approved pursuant to this “Proposal No. 1”) of such Reverse Stock Split, we will file the Certificate of Amendment reflecting the adopted amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment will be effective upon its filing or at such later time as specified in the Certificate of Amendment. If the stockholders do not approve this Proposal No. 1, the Certificate of Amendment will not be filed with the Secretary of State of the State of Delaware.

No Dissenters’ or Appraisal Rights

No dissenters’ or appraisal rights are available under the DGCL, our Certificate of Incorporation, or our Bylaws to any stockholder in connection with this Proposal No. 1. We will not independently provide stockholders with any such rights.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of Common Stock or any other of our securities.

Reservation of Right to Abandon Reverse Stock Split

The Board of Directors believes that stockholder approval of the Reverse Stock Split is in the best interests of our stockholders. If our stockholders approve this Reverse Stock Split, the Board of Directors will implement the Reverse Stock Split only upon a determination that the Reverse Stock Split is in the best interests of the stockholders at that time. The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the Effective Time, even if stockholders approve the Reverse Stock Split at the Special Meeting. By voting in favor of the Reverse Stock Split, stockholders are also expressly authorizing the Board of Directors to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide. If our Board of Directors does not implement the Reverse Stock Split by the one year anniversary of the Special Meeting, the authority granted in this Proposal to implement the Reverse Stock Split will terminate and the Certificate of Amendment will be abandoned.

Vote Required and Board of Directors’ Recommendation

To approve this Proposal, holders of a majority of the votes cast by stockholders present or represented by proxy at the Special Meeting and entitled to vote on the matter must vote “FOR” the proposal. Abstentions and broker non-votes have no effect on this proposal. THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO COMBINE OUTSTANDING SHARES OF OUR COMMON STOCK INTO A LESSER NUMBER OF OUTSTANDING SHARES, BY A RATIO OF NOT LESS THAN 1-FOR-20 AND NOT MORE THAN 1-FOR-50, WITH THE EXACT RATIO TO BE SET WITHIN THIS RANGE BY OUR BOARD IN ITS SOLE DISCRETION.

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OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” WITH RESPECT TO THE ADJOURNMENT PROPOSAL LISTED BELOW.

PROPOSAL NO. 2 - ADJOURNMENT PROPOSAL

Overview

If the Special Meeting is convened and a quorum is present, but we fail to receive a sufficient number of votes to approve Proposal No. 1, or if there are insufficient votes to constitute a quorum, we may propose to adjourn or postpone the Special Meeting. We currently do not intend to propose an adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1.

In this Proposal No. 2, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board of Directors), to solicit additional proxies in the event there are insufficient votes to approve Proposal No. 1. If our stockholders approve this proposal, the chairman of the Board of Directors could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies in favor of Proposals 1 and 2, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal No. 1, the chairman of the Board of Directors could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Board of Directors’ Recommendation

To approve this Proposal, holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter must vote “FOR” the proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1 (THE REVERSE STOCK SPLIT).

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PERSONS

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of our Common Stock as of April 3, 2026 by (i) individuals or entities known by us to beneficially own more than five percent of our Common Stock, (ii) each director and director nominee, (iii) our executive officers, and (iv) all directors and executive officers as a group. The table below is based upon information supplied by officers, directors, and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder, or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of April 3, 2026.

The beneficial ownership percentages set forth in the table below are based on 690,018,254 shares of our Common Stock issued and outstanding as of April 3, 2026. Unless otherwise indicated in the table below, the business address of each of the following is 300 10th Ave South, Nashville, Tennessee 37203.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares
Named Executive Officers and Directors
David Bailey(1)	119,361,200	17.30%
Teresa Gendron	—	—
Tyler Evans(2)	46,274,500	6.47%
Amanda Fabiano	—	—
Andrew Creighton(3)	4,810,471	*%
Tim Pickett(4)	3,119,180	*%
John Dalton	—	—
Charles P. Blackburn	—	—
Perianne Boring	—	—
Greg Xethalis	—	—
Mark Yusko	2,100,000	*%
All Current Executive Officers and Directors as a Group (11 persons)	175,665,351	24.49%
Greater than 5% Stockholders
Calli Bailey(5)	98,885,800	14.33%
David Bailey (1)	119,361,200	17.30%

* Represents beneficial ownership of less than one percent.

(1)	Includes (i) 96,283,791 shares of Common Stock received in connection with the BTC Merger, (ii) 11,916,837 shares of Common Stock received in connection with the UTXO Merger, and (iii) 11,160,572 shares of Common Stock received in connection with the Nakamoto Merger. Of such shares, 108,200,628 shares of Common Stock are subject to lock-up agreements with the Company.

(2)	Includes (i) 5,925,156 shares of Common Stock received in connection with the BTC Merger, (ii) 11,916,837 shares of Common Stock received in connection with the UTXO Merger, (iii) 2,232,114 shares of Common Stock received in connection with the Nakamoto Merger, (iv) 178,571 shares of Common Stock purchased in connection with the PIPE Financings; (v) 25,421,822 stock options exercisable for shares of Common Stock assumed in connection with the BTC Merger and (vi) 600,000 shares of Common Stock granted to Mr. Evans as a fully vested restricted stock award pursuant to the Evans Employment Agreement. Of such shares, 17,841,993 shares of Common Stock are subject to lock-up agreements with the Company.

(3)	Includes (i) 2,232,114 shares of Common Stock received in connection with the Nakamoto Merger, (ii) 892,857 shares of Common Stock purchased in connection with the PIPE Financings; and (iii) 1,685,500 stock options exercisable for shares of Common Stock assumed in connection with the BTC Merger.

(4)	Includes (i) 153,678 shares of Common Stock held directly by Tim Pickett, (ii) 51,018 stock options owned by Tim Pickett exercisable within 60 days, (iii) 2,886,744 shares of Common Stock owned by Wade Rivers, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett serves as an investment trustee; and (iv) 27,740 stock options owned by Wade Rivers, exercisable within 60 days.

(5)	Includes (i) 98,863,702 shares of Common Stock received in connection with the BTC Merger, all of which are subject to lock-up agreements with the Company, and (ii) 22,098 shares of Common Stock purchased in connection with the PIPE Financing.

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HOUSEHOLDING

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Nakamoto Inc., 300 10th Ave South, Nashville, TN 37203, Attention: Secretary, telephone: (615) 676-8668 . If you want to receive separate copies of the proxy statement to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals for inclusion in Nakamoto Inc.’s proxy materials for the 2026 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must ensure that such proposals are received by the Company’s Secretary at 300 10th Ave South, Nashville, Tennessee 37203 no later than July 6, 2026 (120 days prior to the anniversary of the date the 2025 annual meeting proxy statement was first mailed), and must otherwise comply with Rule 14a-8 and our Amended and Restated Bylaws.

Stockholders who wish to present proposals or nominate directors at the 2026 annual meeting outside of Rule 14a-8 must comply with the advance notice provisions of the Company’s Amended and Restated Bylaws, which generally require notice to be received not later than the close of business on the 90th day (September 18, 2026), nor earlier than the 120th day (August 19, 2026) prior to the anniversary date of the prior year’s annual meeting, subject to adjustment if the meeting date changes.

In addition, to comply with Rule 14a-19 under the Exchange Act, stockholders intending to solicit proxies in support of director nominees other than the Board of Directors’ nominees must provide notice no later than October 18, 2026, 60 calendar days prior to the anniversary of the 2025 annual meeting date, subject to adjustment if the meeting date changes, and must otherwise comply with Rule 14a-19 and the Company’s Bylaws. The Company is not required to include any such nominees in its proxy materials unless the requirements of Rule 14a-19 are satisfied. All proposals and nominations must be in writing and should be sent to the Company’s Secretary at the address above. It is recommended that stockholders submitting proposals direct them to our Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The chairman of the 2026 annual meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Amended and Restated Bylaws and conditions established by the SEC.

OTHER MATTERS

We do not know of any business, other than as described in this Proxy Statement, that should be considered at the Special Meeting. If any other matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Special Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents you from attending and voting at the Special Meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the anticipated effects of the Reverse Stock Split, our ability to regain and maintain compliance with Nasdaq listing requirements, future issuances of Common Stock, and the Board of Directors’ intentions with respect to the Reverse Stock Split. Forward-looking statements are generally identified by words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could,” “should,” or similar expressions. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including those described in Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information that we file with it into this Proxy Statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement. The information incorporated by reference into this Proxy Statement is deemed to be part of this Proxy Statement, and any information filed with the SEC after the date of this Proxy Statement will automatically be deemed to update and supersede information contained in this Proxy Statement.

The following documents previously filed with the SEC are incorporated by reference in this Proxy Statement. For Current Reports on Form 8-K, we incorporate by reference only those portions that were “filed” (and not those that were “furnished”):

●	The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026; and

●	The Registrant’s Current Reports on Form 8-K filed with the SEC, including any amendments thereto, on January 21, 2026, February 2, 2026, February 17, 2026, February 19, 2026, February 26, 2026, March 31, 2026, and April 7, 2026, in each case excluding any information that was furnished and not filed, including, without limitation, information furnished under Items 2.02 or 7.01 of Form 8-K and any related exhibits;

We also incorporate by reference all additional documents that we file with the SEC under the terms of Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this Proxy Statement to the date that the Special Meeting is held. We are not, however, incorporating, in each case, any documents or information that we are deemed to furnish and not file in accordance with SEC rules (for example, information furnished under Items 2.02 or 7.01 of Form 8-K and any exhibits furnished in connection with those items, including any Item 9.01 exhibits related thereto).

You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should assume that the information appearing in this Proxy Statement is accurate only as of the date of this Proxy Statement. Our business, financial condition, results of operations and prospects may have changed since that date.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes that statement. The modifying or superseding statement need not state it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement is not an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

You may request, and we will provide you with, a copy of these filings, at no cost, by calling us at (615) 676-8668 or by writing to us at the following address:

Nakamoto Inc.

300 10th Ave South

Nashville, Tennessee 37203

Attn: General Counsel

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ANNEX A

SECOND CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NAKAMOTO INC.

Nakamoto Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.	This Certificate of Amendment (the “Second Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Delaware Secretary of State on December 17, 2025, as amended by that certain Certificate of Amendment filed with the Delaware Secretary of State on January 16, 2026 (the “Certificate of Incorporation”).

2.

Article IV of the Certificate of Incorporation is hereby amended to add the following language at the end of Section 4.01 Authorized Shares:

Upon the effectiveness of the certificate of amendment first inserting this sentence (the “Amendment Effective Time”),

(i)	each [●] to [●] shares of Common Stock either issued and outstanding or held by the Corporation in treasury immediately prior to the Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holders thereof (the “Reverse Stock Split”), the exact ratio within such range to be determined by the Board of Directors of the Corporation prior to the Amendment Effective Time and publicly announced by the Corporation;

(ii)	the par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share; and

(iii)	each certificate that immediately prior to the Amendment Effective Time represented shares of Common Stock (“Original Certificates”) shall thereafter, automatically and without presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by such Original Certificates shall have been reclassified and combined, subject to the elimination of fractional share interests as described above. Each holder of Original Certificates shall be entitled to receive, upon the surrender of such Original Certificates, a new certificate representing the number of shares of Common Stock into which the shares of Common Stock represented by such Original Certificates shall have been reclassified and combined.

3.	This Second Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.

Prior to this Second Certificate of Amendment becoming effective, the Board of Directors of the Corporation determined that each [●] shares of Common Stock issued and outstanding or held by the Corporation in treasury shall automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of Common Stock.

5.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

6.	This Second Certificate of Amendment shall become effective as of [●] on the [●] day of May, 2026.

IN WITNESS WHEREOF, the Corporation has caused this Second Certificate of Amendment to be signed by Kyle Simon, its General Counsel & Secretary, this [●] day of May, 2026.

By:
Name:	Kyle Simon
Title:	General Counsel & Secretary

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ANNEX B

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. Eastern Time on May 7, 2026.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

ATTEND THE VIRTUAL MEETING
If you would like to attend the 2026 special meeting of stockholders (the "Special Meeting"), please register for the Special Meeting, to be held on May 8, 2026 at 9:00 am (Eastern Time). via the following **https://meeting.vstocktransfer.com/NAKAMOTOMAY26**

```
* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999
```

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders Proxy Card - Nakamoto Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED PROPOSALS.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note: To transact such other business as may properly come before the Special Meeting or any continuations, adjournments or postponements thereof.

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

20

Nakamoto Inc.
Special Meeting of Stockholders
May 8, 2026

The Meeting Materials for the Special Meeting are available online at:
https://ts.vstocktransfer.com/irhlogin/I-NAKAMOTOINC

To Register for the Virtual Special Meeting, Please Visit:
https://meeting.vstocktransfer.com/NAKAMOTOMAY26

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints David Bailey, Amanda Fabiano, and Kyle Simon (each a "Proxy" and collectively, the "Proxies"), and each of them independently, with full power of substitution as Proxies to vote the shares of common stock, par value $0.001 per share, of the Company (as defined below) that the undersigned is entitled to vote (the "Shares") at the special meeting of stockholders (the "Special Meeting") of Nakamoto Inc. (the "Company") to be held virtually on May 8, 2026 at 9:00 am (Eastern Time), https://meeting.vstocktransfer.com/NAKAMOTOMAY26, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies' discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is indicated with respect to the proposals on the reverse, this proxy will be voted in accordance with the recommendations of the Board of Directors of the Company. The proxies are also authorized to vote upon such other matters as may properly come before the Special Meeting in accordance with their discretion.

Electronic Delivery of Future Proxy Materials: If you would like to reduce the costs incurred by Nakamoto Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please vote online and once your vote is cast you will have the option to enter your email information, or if submitting via Mail please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future mailings for this issuer:

Email Address:______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE
(Continued and to be signed on Reverse Side)